================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 --------------

Date of Report:   November 7, 2000

                        Willis Lease Finance Corporation
               (Exact Name of Registrant as Specified in Charter)

        Delaware                        0-28774                  68-0070656
(State or Other Jurisdiction      (Commission File            (I.R.S. Employer)
    of Incorporation )                 Number)             Identification Number


                           2320 Marinship Way, Suite 3
                          Sausalito, California 949600
           (Address of Principal Executive Offices) (Zip Code) ecutive

Registrant's telephone number, including area code:   (415) 331-5281

================================================================================

Item  5. Other Events.

      On November 7, 2000 Willis Lease Finance Corporation, a Delaware corporation (the "Registrant"), entered into agreements for a series of strategic transactions with Flightlease AG, a corporation organized under the laws of Switzerland ("Flightlease"), SR Technics Group, a corporation organized under the laws of Switzerland ("SRT"), FlightTechnics, LLC, a Delaware limited liability company ("FlightTechnics") and SR Technics Group America, Inc., a Delaware corporation ("SRT Group America").

      The Registrant has entered into an agreement (the "Investment Agreement"), dated as of November 7, 2000, with FlightTechnics, Flightlease, SRT and SRT Group America where the Registrant will issue and sell 1,300,000 shares of its common stock to FlightTechnics for $15.00 per share, for an aggregate purchase price of $19,500,000. The Registrant has also granted FlightTechnics an option, exercisable within 18 months of the closing date and subject to stockholder approval, to purchase newly issued shares of its common stock in a private placement in an amount between 1,700,000 shares and up to an amount that would give FlightTechnics 34.9% of the Registrant's issued and outstanding common stock. The price per share for the first additional 1,700,000 shares purchased pursuant to this option will be $15.00, and the price per share for any shares purchased in excess of the first additional 1,700,000 shares will be $16.50. The Registrant has agreed to give FlightTechnics two demand registration rights which are exercisable three years after the closing date. The Investment Agreement is filed as Exhibit 10.1 to this report.

      In connection with the sale of its common stock to FlightTechnics, the Registrant will enter into an amendment prior to the closing date (the "First Amendment to Rights Agreement") to its Rights Agreement dated September 24, 1999 between the Registrant and American Stock Transfer & Trust Company to include FlightTechnics and its affiliates under the definition of an "Exempt Person", subject to FlightTechnics and its affiliates owning a certain percentage of the Registrant's common stock. The First Amendment to Rights Agreement is filed as
Exhibit 10.2 to this report.

      The Registrant has entered into an agreement (the "Membership Interest Purchase Agreement"), dated as of November 7, 2000, with SRT Group America where the Registrant will sell its 50% membership interest in its engine maintenance, repair and testing joint venture with Chromalloy Gas Turbine Corporation, Pacific Gas Turbine Center LLC ("PGTC"), to SRT Group America for $15,000,000, subject to a price adjustment based on 50% of PGTC's net book value at closing. The Membership Interest Purchase Agreement is filed as Exhibit 10.3 to this report.

      The Registrant has entered into an agreement (the "Share Purchase Agreement"), dated as of November 7, 2000, with SRT Group America where the Registrant will sell its aircraft parts and components subsidiary, Willis Aeronautical Services, Inc. ("WASI"), to SRT Group America for net book value, subject to closing adjustments. The Share Purchase Agreement is filed as Exhibit 10.4 to this report. In connection with its sale of WASI to SRT Group America, the Registrant will provide transition services to WASI for a limited period pursuant to a Transition Services Agreement (the "Transition Services Agreement"). The form of Transition Services Agreement is filed as
Exhibit 10.5 to this report.

      The Registrant has entered into an agreement (the "Cooperation Agreement"), dated as of November 7, 2000, with Flightlease and SRT in which these parties have agreed to enter into a three year business cooperation period. Pursuant to this Cooperation Agreement, the Registrant will grant Flightlease and SRT "Most Favored Nation" status on short term and long term engine leases. Flightlease and SRT will provide the Registrant with access to spare engines on an as-needed basis and subject to mutually agreed terms. Further, Flightlease and SRT will promote the Registrant' s engine leasing efforts and the development of other products, and Flightlease and SRT will facilitate business opportunities among the Registrant and Flightlease's and SRT's other business partners. Certain assets that are or will become subject to financing through securitization will not be subject to the terms of the Cooperation Agreement. To oversee the Registrant's compliance with the terms of the Cooperation Agreement, the Registrant will establish a three-person Steering Committee, pursuant to the Stockholders' Agreement, to which Flightlease or SRT will have the right to appoint one person. The Cooperation Agreement is filed as
Exhibit 10.6 to this report.

      The Registrant has also agreed to enter into an agreement (the "Aircraft Engine Purchase Agreement"), dated as of November 7, 2000, with SRT where the Registrant will acquire five aircraft engines from SRT. The Registrant will lease the engines back to SRT for periods of four and ten years, with termination fees for early termination. The Aircraft Engine Purchase Agreement is filed as Exhibit 10.7 to this report.

      The Registrant and FlightTechnics, together with Mr. Charles F. Willis, IV, CFW Partners, L.P., and the Austin Chandler Willis 1995 Irrevocable Trust, have entered into an agreement (the "Stockholders' Agreement"), dated as of November 7, 2000, and effective upon the closing date (Mr. Willis, CFW Partners, L.P., and the Austin Chandler Willis 1995 Irrevocable Trust collectively known as the "Stockholders"). Under the Stockholders' Agreement, FlightTechnics may purchase 250,000 shares of the Registrant's common stock on the open market beginning immediately after the closing date and may purchase more within five years of the closing date upon the occurrence of certain conditions, but in no event may FlightTechnics and its affiliates own in the aggregate in excess of 49.9% of the Registrant's issued and outstanding common stock. FlightTechnics will agree to divest itself if and to the extent that it and its affiliates own more than 49.9% of the Registrant's common stock within the five year period from the closing date. The Stockholders and FlightTechnics have also agreed to restrictions on their respective abilities to sell their shares of the Registrant's common stock for a five year period from the closing date, and subject to the parties owning a certain percentage of the Registrant's common stock.

      FlightTechnics will have the right at closing to appoint one director to the Registrant's board of directors, and upon purchasing at least an additional 1,700,000 newly issued shares of the Registrant's common stock in a private placement, FlightTechnics will have the right to appoint an additional director to the Registrant's board, which will be increased from five directors to seven directors upon the purchase of these additional shares. For a five year period from the closing date, FlightTechnics has agreed to vote all of its shares in a neutral fashion with respect to the election and removal of directors to the Registrant's board, other than the directors FlightTechnics will have the right to appoint and with respect to any increase in the number of authorized shares of the Registrant's common stock. Beginning on the third anniversary of the closing date, FlightTechnics has agreed to vote all of its shares in the same manner as the Stockholders' shares with respect to any acquisition of the Registrant or sale of substantially all of the Registrant's assets. Until the third anniversary of the closing date, and subject to FlightTechnics' ownership of a certain amount of the Registrant's common stock, the Registrant has agreed not to solicit offers for fundamental transactions from other parties, provided that the Registrant may (i) furnish nonpublic information and enter into discussions with another party in response to such party's proposal for a fundamental transaction and (ii) may enter into an agreement with another party to enter into a fundamental transaction if the Registrant's board of directors determines that such action is necessary to comply with their fiduciary duties to the Registrant's stockholders. After this three year period and until the fifth anniversary of the closing date, and subject to FlightTechnics' ownership of a certain amount of the Registrant's common stock, FlightTechnics will have exclusive negotiation rights with the Registrant before the Registrant can enter into an agreement to enter into a fundamental transaction with another party. The form of Stockholders' Agreement is filed as Exhibit 10.8 to this report.

Item  7. Financial Statements, Pro Form Financial Information and Exhibits.

      (c)   Exhibits

Exhibit No. Description
--------------------------------------------------------------------------------
10.1 Investment Agreement, dated as of November 7, 2000, by and among Willis Lease Finance Corporation, FlightTechnics LLC, Flightlease AG, SR Technics Group and SR Technics Group America, Inc.
--------------------------------------------------------------------------------
10.2 Form of First Amendment to Rights Agreement, dated as of _____________, 2000, by and between Willis Lease Finance
            Corporation and American Stock Transfer & Trust Company.
--------------------------------------------------------------------------------
10.3 Membership Interest Purchase Agreement, dated as of November 7, 2000, by and between Willis Lease Finance Corporation and SR Technics Group America, Inc.
--------------------------------------------------------------------------------
10.4 Share Purchase Agreement, dated as of November 7, 2000, by and between Willis Lease Finance Corporation and SR Technics Group America, Inc.
--------------------------------------------------------------------------------
10.5        Form of Transition Services Agreement, dated as of          , by and
            between Willis Lease Finance Corporation and Willis Aeronautical Services, Inc.
--------------------------------------------------------------------------------
10.6* Cooperation Agreement, dated as of November 7, 2000, by and among Willis Lease Finance Corporation, Flightlease AG and SR Technics Group.
--------------------------------------------------------------------------------
10.7* Aircraft Engine Purchase Agreement, dated as of November 7, 2000, by and between Willis Lease Finance Corporation and SR Technics
            Group AG.
--------------------------------------------------------------------------------
10.8 Stockholders' Agreement, dated as of November 7, 2000, by and among Willis Lease Finance Corporation, Charles F. Willis, IV, CFW Partners, L.P., Austin Chandler Willis 1995 Irrevocable Trust and FlightTechnics LLC.
--------------------------------------------------------------------------------
* CONFIDENTIAL TREATMENT REQUESTED.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of November ___, 2000.

                                 WILLIS LEASE FINANCE CORPORATION


                                 By:  /s/       NICHOLAS J. NOVASIC
                                    --------------------------------------------
                                    Nicholas J. Novasic
                                    Chief Financial Officer